U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934 (Amendment No.    )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Solicitation Material Pursuant to 240.14a-11(c) or 240.14a-12

                  DOVER INVESTMENTS CORPORATION
         (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee:
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1 Title of each class of securities to which transaction applies:

    2 Aggregate number of securities to which transaction applies:

    3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    4 Proposed maximum aggregate value of transaction:


    5 Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.)  Amount Previously Paid:
     2.)  Form, Schedule or Registration No:
     3.)  Filing Party:
     4.)  Date Filed:




                             NOTICE OF
                  ANNUAL MEETING OF STOCKHOLDERS



     The Annual Meeting of Stockholders of Dover Investments Corporation will be held at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, on Wednesday, May 5, 1999, at 8:30 A.M., for the following purposes:

   (1) To elect four directors (one of whom will be elected by holders of the Class A Common Stock and three of whom will be elected by holders of the Class B Common Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

   (2) To ratify and approve an amendment to the 1995 Stock Option Plan increasing the authorized shares available under such plan;

   (3) To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the year ended December 31, 1999; and

   (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 22, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's offices at 100 Spear Street, Suite 520, San Francisco, California, for ten days prior to the meeting.


                             BY ORDER OF THE BOARD OF DIRECTORS

                             LAWRENCE WEISSBERG
                             Chairman of the Board of Directors,
                             President and Chief Executive Officer
San Francisco, California
April 2, 1999





      IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.



                  DOVER INVESTMENTS CORPORATION


                         Proxy Statement

                             for the

                 Annual Meeting of Stockholders

                   to be Held on May 5,  1999


         The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:30 a.m. on Wednesday, May 5, 1999, at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, or any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date. The expense of soliciting proxies will be paid by the Company. The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses. The Company's principal executive office is located at 100 Spear Street, Suite 520, San Francisco, California 94105. This proxy statement and the accompanying form(s) of proxy were mailed on or about April 2, 1999.


                          VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 22, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company outstanding at the close of business on that date were 746,798 shares of Class A Common Stock and 315,577 shares of Class B Common Stock, each with a $.01 par value. The Company's Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A Common Stock will vote as a separate class to elect 25% of the Board of Directors (the "Class A Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining 75% of the Board of Directors (the "Class B Directors"). If 25% of the authorized number of directors is not a whole number, then the holders of Class A Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors. The total number of outstanding shares of Class B Common Stock on March 22, 1999 constituted 29.70% of the total number of outstanding shares of Common Stock of both classes. Accordingly, holders of record of Class A Common Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect one Class A Director. Holders of record of Class B Common Stock, voting as a separate class, will be entitled to elect the three Class B Directors. Holders of the Class A Common Stock and of the Class B Common Stock generally will vote together as a single class on other matters submitted to a stockholders' vote, with the Class A Common Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

         The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum.
Class A Directors and Class B Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B Common Stock. The affirmative vote of a majority of the shares represented at the meeting is required for the approval and adoption of Proposals 2 and 3. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         A holder of Class A Common Stock or Class B Common Stock may be entitled to cumulate votes and give one nominee a number of votes equal to the number of directors to be elected by the Class A Common Stock or the Class B Common Stock, as applicable, multiplied by the number of votes to which such stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many nominees as the stockholder thinks fit. A stockholder may cumulate votes for a nominee or nominees for Class A or Class B Directors if such nominee or nominees' names have been placed in nomination prior to the voting at the Annual Meeting and the stockholder has given notice prior to the voting at the Annual Meeting of the stockholder's intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for nominees.

                      SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows as of March 22, 1999, (i) persons who are known by the Company to be beneficial owners of more than 5% of the Company's
Class A or Class B Common Stock, and (ii) for each director and all directors and executive officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A Common Stock and Class
B Common Stock owned by them:
                                                                                                    Aggregate Voting
                                    Class A Common  Percentage of   Class B Common  Percentage of   Power
                                    Shares          Outstanding     Shares          Outstanding     Represented by
                    Position with   Beneficially    Class A Common  Beneficially    Class B Common  Shares Beneficially
Name and Address    Company         Owned           Shares (1)      Owned           Shares          Owned(2)


Lawrence Weissberg  Chairman,       245,778(3)      32.91%          245,114         77.67%          69.10%
100 Spear Street    President
Suite 520           and Chief
San Francisco, CA   Executive
94105               Officer

Arnold Addison      Director        1,200(4)         *              0               *               *
727 Industrial
Parkway
Hayward, CA
94544

John Gilbert        Director        2,000(5)         *              0               *               *
400 Montgomery
Street Suite 820
San Francisco,
CA 94104

Will C. Wood        Director        11,150(6)        1.49%          0               *               *
1550 El Camino
Real Suite 275
Menlo Park, CA
94025

Erika Kleczek       Principal       2,212(7)         *              0               *               *
100 Spear Street    Financial
Suite 520           Officer
San Francisco, CA
94105

Robert Naify        N/A             54,437           7.29%          23,330          7.39%           7.37%
172 Golden Gate
Avenue San
Francisco, CA
94102

Leeward Capital,    N/A             97,000(9)        12.99%         0               *               2.49%
Leeward Invstmt.,
LLC Eric P. Von
der Porten
1139 San Carlos
Ave., San Carlos,
CA 94070

All executive                       262,340(8)       35.13%         245,114         77.67%          69.53%
officers and
directors as a
group of (5)
persons



* Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

(1) Based on a total of 746,798 currently outstanding shares and the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 22, 1999.

(2) For matters other than the election of directors only.

(3) Includes 58,366 shares issuable upon exercise of options exercisable within 60 days of March 22, 1999, 7,257 shares of Class A Common Stock, of which 1,810 shares are owned by Mr. Weissberg's wife, 4,660 shares are owned by the Weissberg Foundation and 787 shares are held by a trust for the benefit of the grandchildren of Mr. Weissberg of which Mr. Weissberg is trustee. Mr. Weissberg disclaims beneficial ownership of the 1,810 shares owned by his wife.

(4) Includes 1,200 shares issuable upon exercise of options exercisable within 60 days of March 22, 1999.

(5) Includes 1,500 shares issuable upon exercise of options exercisable within 60 days of March 22, 1999.

(6) Includes 500 shares issuable upon exercise of options exercisable within 60 days of March 22, 1999.

(7) Includes 1,967 shares issuable upon exercise of options exercisable within 60 days of March 22, 1999.

(8) Includes 63,533 shares issuable upon exercise of options exercisable within 60 days of March 22, 1999.

(9) Based on information set forth in Amendment No. 1 to a Schedule 13G of February 8, 1999, as filed with the Securities and Exchange Commission.


                 PROPOSAL 1 -- ELECTION OF DIRECTORS


Nominees for Directors

              Action is to be taken at the Annual Meeting with respect to the election of a total of four directors, consisting of one Class A Director and three Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified.
Holders of the Class A Common Stock will vote as a separate class for the election of the Class A Director and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Director (the proxy card printed with black ink) may not be voted for more than one nominee and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than three nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table. In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management. The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's By-Laws, a vacancy may be filled by the Board of Directors.

              The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:

                               Director         Class of
         Name                  Since      Age   Directorship

         Arnold Addison        1992       69     Class A
         John Gilbert          1993       59     Class B
         Lawrence Weissberg    1968       78     Class B
         Will C. Wood          1992       59     Class B

              Mr. Weissberg may be deemed to be a control person of the Company under the Securities Exchange Act of 1934.

              Arnold Addison. Mr. Addison has been President of Addison Financial Corporation, an auto leasing company, since October 1987. He has also been the owner of Warm Springs Land Co., a real estate investment firm, since January 1985.

              John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder.

              Lawrence Weissberg. Mr. Weissberg is presently the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. He was the President and Chief Executive Officer of the Company and Homestead Savings, A Federal Savings and Loan Association (hereafter referred to as the "Association"), from 1960 to 1973 and from 1975 to 1989. In May 1989, Mr. Weissberg stepped down as President of the Company and the Association, although he continued to serve as Chairman of the Board of Directors and Chief Executive Officer of the Company. In August 1991, Mr. Weissberg was re-appointed President of the Company. Mr. Weissberg stepped down as Chief Executive Officer of the Association in August 1989 and as Chairman of the Board of Directors and as a director of the Association in January 1992.

              Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since November 1993. He was an international banking executive with Wells Fargo Bank, Crocker Bank and Citibank from 1972 through 1989 and was managing Director of IDI Associates from 1989 to 1993.

Committees and Meetings of the Board of Directors

              In 1998, the Board of Directors of the Company held four regular meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director.

              The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation Committee of the Board of Directors consists of Arnold Addison and Will C. Wood. The Compensation Committee reviews and sets company policies in addition to recommending to the Board the level of compensation of the President. The Compensation Committee held one meeting during fiscal 1998, which was attended by Messrs. Addison and Wood.

              The Board of Directors does not have an audit committee or a nominating committee.

Securities Exchange Act of 1934

              Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").

              Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that only one Form 5 report was required to be filed by Director Will C. Wood, the Company believes that during the period from January 1, 1998 to December 31, 1998, inclusive, all filing requirements applicable to officers directors and greater than ten percent stockholders were satisfied.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" EACH OF THE NOMINEES.


            COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

              The cash compensation of the only executive officer of the Company whose total cash compensation exceeded $100,000 in 1998 for services in all capacities to the Company and its partnerships during 1996, 1997 and 1998 was as follows:


                         SUMMARY COMPENSATION TABLE


Principal                     Compensation       All Other
Position              Year    Salary($)          Compensation ($)

Lawrence Weissberg    1998    191,667(2)         5,515(1)
Chairman of the       1997    150,000            5,515(1)
Board of Directors,   1996    150,000            5,515(1)
President and Chief
Executive Officer
___________________________

(1)  Consists of an automobile allowance.
(2) Mr. Weissberg received a salary increase to $250,000 annually, effective in August 1998.

Option Grants in Last Fiscal Year
                                                                        Potential Realizable
                                                                        Value at Assumed
                    Number of   Percent of                              Annual Rates of
                    Securities  Total Options                           Rates of Stock Price
                    Underlying  Granted to     Exercise or              Appreciation
                    Options     Employees in   Base Price   Expiration  For Option Term(2)
Name                Granted     Fiscal Year    ($/share)    Date           5%       10%
Lawrence Weissberg  50,000(1)   91.00%         $10.3125     07/28/03    $658,083  $830,511

(1) Options granted for a term of 5 years with an exercise price of $10.3125 (the market price plus 10% on the date of grant) and become exercisable in two annual installments commencing one year from the date of grant (assuming continued employment).

(2) The Company's Class A Common Stock price on July 28, 2003, the end of the 5 year option term would be $13.16 or $16.61, at annual appreciation rates of 5 percent or 10 percent, respectively. There can be no assurance that such increase, or any increase, in the price of such stock will be achieved. Aggregate Option Exercises in Last Fiscal Year and F-Y-End Option Values

                                                        Number of
                                                        Securities Underlying        Value of Unexercised
                           Shares                       Unexercised Options at       in the Money Options at
                           Acquired      Value          December 31, 1998            December 31, 1998(2)
Name                       on Exercise   Realized(1)    Exercisable  Unexercisable   Exercisable Unexercisable
Lawrence Weissberg....     58,300        $269,673       33,366       100,000         $197,298     $152,500

(1) The value realized is the difference between (a) the mean of the high and low bid prices of the Company's Class A Common Stock as reported on the National Quotation Bureau Pink Sheets on the date of exercise and (b) the exercise price of the option, multiplied by the number of shares exercised.

(2) The value of unexercisable options is the average of the high and low bid information as reported on the National Quotation Bureau Pink Sheets of the Company's Class A Common Stock on December 31, 1998, $8.00, less the exercise price of the option, multiplied by the number of options outstanding.

Compensation of Directors

          The Company pays each nonemployee director $750 for each meeting of the Board of Directors of the Company attended. None of the Company's directors, other than Mr. Weissberg, are employees of the Company.

          Nonemployee directors receive stock options pursuant to the Company's Stock Option Plan for Nonemployee Directors (the "Director Plan"). Under the Director Plan, each nonemployee director is automatically granted options to purchase 500 shares of Class A Common Stock on each anniversary date of his or her appointment, until the plan terminates or the director ceases to be a director. Options granted under the Director Plan become exercisable in installments to the extent of one-half on the date one year after the date of grant, and the remaining one-half on the date two years after the date of grant. The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

                        CERTAIN TRANSACTIONS

          The Company entered into an agreement to sublease to a related party Corporation owned by Mr. Weissberg, a portion of the Company's executive offices. That corporation's share of the lease equals 35% of the total rent and operating costs.


             PROPOSAL 2 -- RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE
                           1995 STOCK OPTION PLAN INCREASING THE AUTHORIZED SHARES AVAILABLE FOR OPTION GRANTS

          On January 17, 1995, the Company's Board of Directors adopted, and the stockholders later approved, the Company's 1995 Stock Option Plan (the "Plan"), which provides for the issuance of incentive stock options and nonqualified stock options. The Board of Directors deems it desirable and in the best interest of the Company to increase to 400,000 the aggregate number of shares which may be issued under the Plan. The following paragraphs provide a summary of the principal features of the Plan, as amended, and its operation. The amended Plan is set forth in its entirety as Exhibit A to this Proxy Statement. The following summary is qualified in its entirety by reference to Exhibit A.

Purpose of the Proposal

     Options for a maximum of 400,000 shares of Class A Common Stock, Class B Common Stock or any combination thereof may be granted at not less than the fair market value under the Plan as amended. The Plan is intended to contribute to maintaining the Company's performance by providing certain officers and key employees with long-term incentives in the form of options.

Administration

     The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), which consists of not less than two directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee has sole discretion to select the officers and other key employees to whom options may be granted, to determine the number and class of Common Stock to be subject to stock options, to determine whether payment of the exercise price of any option shall be in cash, or shares or Common Stock of any class, or partly in cash and partly in shares, to determine whether such options shall be exercisable in full upon vesting or exercisable in installments, and to interpret, construe and implement the Plan. The Committee may also, within the general limitations of the Plan, modify, extend, renew or cancel outstanding options and, upon cancellation of previously granted higher priced options and rights, re-grant options and rights at lower prices, provided that no rights or obligations under existing options may be altered or impaired without the consent of the optionee.

Eligibility

     Officers and key employees selected by the Committee are eligible to receive options under the Plan. "Officers and key employees" means officers and assistant officers, both elective and appointive, presidents and general managers of divisions and subsidiaries and such other key employees as may be determined by the Committee in its sole discretion. The actual number of individuals who will receive options under the Plan cannot be determined because selection for participation in the Plan is in the sole discretion of the Committee. Only two of the Company's executive officers have been granted options under the Plan. Except as described below, the Plan does not provide for any maximum or minimum amount of options which may be received by any one employee.

     Mr. Weissberg was granted options to purchase 50,000 shares of Class A Common Stock on July 28, 1998.

Terms of Options

     Options granted under the Plan will provide for the purchase of shares of the Company's Class A Common Stock, Class B Common Stock, or any combination thereof, at not less than the fair market value of the stock on the date the option is granted. In the case of an incentive stock option held by an optionee who, on the date of grant of such option, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price will be not less than 110% of the fair market value of the stock. The Plan also provides that the aggregate fair market value of the stock (determined at the time the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

     On February 1, 1999, the market value of the Class A Common Stock was $8.25 per share and the market value of the Class B Common Stock was $9.25 per share, based on the average of the high and low bid information as reported on the National Quotation Bureau Pink Sheets.

     The Plan provides for appropriate adjustments in the provisions of outstanding options and rights and the number of shares available for future awards in the event of any changes in the Company's outstanding Common Stock of any class by reason of certain stock dividends, stock splits or similar events.

Exercise of Options

     Options granted under the Plan will be exercisable during a period fixed by the Committee,provided that no nonqualified stock option will be exercisable before the expiration of six months fromthe date of grant and no incentive stock option, except as described below, will be exercisable before the expiration of one year from the date of grant and, with limited exceptions, no option will be exercisable after the expiration of ten years from the date of grant. The Plan provides that no option will be exercisable after the expiration of five years from the date of grant of such option in the case of an incentive stock option held by an optionee who, on the date of grant of such option, owns more than 10% of the total combined voting power of all classes of stock of the Company.

     The Plan provides that an option is exercisable generally only while the optionee is an employee of the Company or one of its subsidiaries, or within 30 days following cessation of employment for reasons other than death or disability. Under certain circumstances, an option may be exercised within three months of a cessation of employment. Furthermore, if a cessation of employment occurs after a Change in Control (as defined below) and certain other conditions are satisfied, such option will terminate upon the earlier of 180 days after the date of a cessation of employment or the expiration date of such option. If an optionee ceases to be employed as a result of disability, retirement or death, the exercise period also will be extended.

     The option exercise price is payable upon exercise of the option in cash or, in the discretion of the Committee, in shares of the Class A Common Stock, the Class B Common Stock, in a combination of cash and such shares or in the form of other consideration (including, without limitation, promissory notes) approved by the Committee.

     During an optionee's lifetime an option is exercisable only by the optionee. Options are transferable only by will or the laws of descent and distribution.

Change in Control, Reorganization, Consolidation or Merger

     If the Company is the continuing or surviving corporation in any reorganization, consolidation or merger, each outstanding option will pertain to and apply to the securities, if any, to which a holder of the same number of shares of Class A Common Stock and/or Class B Common Stock that are subject to that option would have been entitled.

     A "Change in Control" of the Company (as defined below) will cause each outstanding option to terminate, unless any agreement relating to a Change in Control otherwise provides or unless such Change in Control is an event described in clauses (a)(2) or (a)(3) of the following paragraph; provided, however, that each optionee holding an outstanding option in the event of a Change in Control will have the right immediately prior to such a Change in Control, regardless of whether such option will terminate, to exercise his or her option in whole or in part without regard to any limitations on exercisability and thereafter such option will be considered fully vested.

     A "Change in Control" will be deemed to have occurred under the Plan when (a) there shall be consummated (1) any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or (2) any reorganization, consolidation or merger of the company in which the Company is the continuing or surviving corporation and pursuant to which shares of the Company's Class A Common Stock and Class B Common Stock would be converted into cash, securities or other property, or
(3) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; (b) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or (c) the Board of Directors of the Company or the Committee shall have determined that such a "Change in Control" otherwise has occurred.

     These "Change in Control" provisions may have certain anti-takeover effects. If a Change in Control occurs and options issued under the Plan become immediately exercisable and fully vested, such accelerated vesting could have the effect of increasing the consideration a potential acquirer would have to pay to acquire the Company since more shares and vested options would be outstanding.

Amendment and Termination

     The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment may alter or impair any rights or obligations under any option previously granted under the Plan without the consent of the optionee. Furthermore without further stockholder approval, no such amendment may increase the number of shares subject to the Plan (except in the case of stock splits or similar changes in capitalization), change the designation of the class of employees eligible to receive options under the Plan, provide for the grant of stock options having a purchase price less than the fair market value on the date of grant, extend the term during which stock options granted under the Plan may be exercised, extend the date pursuant to which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval pursuant to Rule 16b-3 under the Securities Exchange Act of 1934.

     Option awards may be made under the Plan until January 16, 2005, the date of termination of the Plan.


Certain Federal Income Tax Considerations

     The current general federal income tax consequences of options granted under the Plan are summarized below. Persons in differing circumstances may have different tax consequences and the tax laws may change in the future.

     A recipient of a stock option will not have taxable income upon grant of the option. For options other than incentive stock options, the optionee will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

     Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the optionee, except for purposes of the alternative minimum tax. Gain or loss recognized by the optionee on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the optionee holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

     The Company will be entitled to a tax deduction in connection with an option under the Plan only in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. In addition, section 162(m) of the Internal Revenue Code of 1986, as amended, limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The Company generally may deduct compensation paid to such an officer (including compensation from options) only if the compensation does not exceed $1 million during any fiscal year or meets certain other requirements. At present, the Company believes that it will not be affected by section 162(m) because no Company executive currently receives compensation in excess of $1 million.



Options to be Granted to Certain Individuals and Groups

     Because options are granted under the Plan in the sole discretion of the Committee, future option grants are not determinable. Options were granted under the Plan from January 1, 1998 through December 31, 1998, to the following persons and groups:


                                        Number of Shares    Average Per-Share
Name and Position                       Subject to Options  Exercise Price (1)
Lawrence Weissberg
Chairman of the Board of Directors,
President and Chief Executive Officer   50,000              $10.3125
All current Executive Officers
as a Group                              55,000              $10.2273

All current Non-Executive
Directors as a Group(2)                 N/A                 N/A

All current Non-Executive
Officers as a Group                     0                   0



(1) Options were granted at an exercise price of 110 % and 100%, respectively, of the market price of the underlying shares of the Company's Class A Common Stock on the date of grant, become exercisable over 2 and 3 years at the rate of approximately 50% and 33.333%, respectively, each year and expire no later than 5 and 10 years from the date of grant, respectively. On February 1, 1999, shares of the Company's Class A
    Common Stock had a market value of $8.25 per share based on the average ofthe high and low bid information as reported on the National Quotation Bureau Pink Sheets.

(2) Non-employees are not eligible to receive options under the Plan.


Required Vote

          A vote FOR Proposal 2 by the holders of a majority of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, present at the Annual Meeting in person or by proxy and voting together as a single class with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR the proposal.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
PROPOSAL 2.


                   PROPOSAL 3 -- RATIFICATION OF ACCOUNTANTS

              The Company has engaged Grant Thornton LLP as the Company's independent public accountant to audit its financial statements for the year ended December 31, 1999.

              Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.


Required Vote

              A vote FOR Proposal 3 by the holders of a majority of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, present at the Annual Meeting in person or by proxy and voting together as a single class with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy.
If no specification is made, votes represented by proxy will be cast FOR the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
PROPOSAL 3.




                          OTHER MATTERS

              As of the date of this Proxy Statement, management knows of no business other than that specified in the Notice of Annual Meeting of Stockholders to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.


                        STOCKHOLDER PROPOSALS

              Any proposals of stockholders intended to be presented at the 2000 Annual Meeting must be received by the Company by December 8, 1999 in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

         The accompanying proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2000 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give the Company appropriate notice no later than February 17, 2000. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy material and the proposal will not be submitted to the stockholders for approval at the 2000 Annual Meeting as the Company will not have received proper notice as required by the rules of the Securities and Exchange Commission.


                                  Lawrence Weissberg
                                  Chairman of the Board of Directors,
                                  President and Chief Executive Officer
San Francisco, California
April 2, 1999









                                  APPENDIX B

                                    PROXY

                       DOVER INVESTMENTS CORPORATION

               PROXY FOR HOLDERS OF CLASS A COMMON STOCK

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lawrence Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 22, 1999, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, on May 5, 1999 at 8:30A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.





The Board of Directors recommends that stockholders vote "FOR the nominees" and "FOR" Proposals 2 and 3.

1.       ELECTION OF CLASS A DIRECTORS:          FOR  WITHHELD FOR ALL
         Arnold Addison

         (INSTRUCTION: To withhold authority
          to vote for any individual nominee(s),
          write that nominee's name on the
          space provided below)

2.       RATIFICATION AND APPROVAL OF AN         FOR  AGAINST   ABSTAIN
         AMENDMENT TO THE 1995 STOCK OPTION
         PLAN INCREASING THE AUTHORIZED
         SHARES AVAILABLE UNDER THE PLAN.

3.       RATIFICATION OF THE APPOINTMENT         FOR  AGAINST   ABSTAIN
         OF GRANT THORNTON, LLP AS THE
         COMPANY'S INDEPENDENT PUBLIC
         ACCOUNTANT FOR THE YEAR ENDED
         DECEMBER 31, 1999.

         I PLAN TO ATTEND THE MEETING
         COMMENTS/ADDRESS CHANGE

         Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification and approval of an amendment to the 1995 stock option plan, FOR the ratification of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                      Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.





                              PROXY

                  DOVER INVESTMENTS CORPORATION

              PROXY FOR HOLDERS OF CLASS B COMMON STOCK

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lawrence Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 22, 1999, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, on May 5, 1999 at 8:30A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.







The Board of Directors recommends that stockholders vote "FOR the nominees" and "FOR" Proposals 2 and 3.

1.       ELECTION OF CLASS A DIRECTORS:          FOR  WITHHELD FOR ALL
         Lawrence Weissberg, Will C. Wood and
         John Gilbert

         (INSTRUCTION: To withhold authority
          to vote for any individual nominee(s),
          write that nominee's name on the
          space provided below)

2.       RATIFICATION AND APPROVAL OF AN         FOR  AGAINST   ABSTAIN
         AMENDMENT TO THE 1995 STOCK OPTION
         PLAN INCREASING THE AUTHORIZED
         SHARES AVAILABLE UNDER THE PLAN.

3.       RATIFICATION OF THE APPOINTMENT         FOR  AGAINST   ABSTAIN
         OF GRANT THORNTON, LLP AS THE
         COMPANY'S INDEPENDENT PUBLIC
         ACCOUNTANT FOR THE YEAR ENDED
         DECEMBER 31, 1999.

         I PLAN TO ATTEND THE MEETING
         COMMENTS/ADDRESS CHANGE

         Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification and approval of an amendment to the 1995 stock option plan, FOR the ratification of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                      Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.